UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2026
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
To the extent applicable, the information set forth in Item 5.03 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 3.03.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 of the Current Report, at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) of Post Holdings, Inc. (the “Company”) held on January 29, 2026, the Company’s shareholders approved three amendments (collectively, the “Articles Amendments”) to the Company’s prior Amended and Restated Articles of Incorporation (the “Prior Articles,” and the Prior Articles and the Revised Articles (defined below) are collectively referred to as the “articles of incorporation”) to lower certain supermajority voting thresholds, as described in “Amendments to the Company’s Amended and Restated Articles of Incorporation to Eliminate Certain Supermajority Voting Requirements (Proxy Item No. 4)” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 15, 2025 (the “Proxy Statement”).
The Articles Amendments consisted of (i) an amendment to eliminate the supermajority voting requirement relating to the removal of directors, (ii) an amendment to eliminate the supermajority voting requirement relating to the approval of certain business combinations with interested shareholders and (iii) an amendment to eliminate the supermajority voting requirement relating to amendments to the provisions regarding the approval process for certain business combinations with interested shareholders, all as described under Proposals 4(a), 4(b) and 4(c) in Item 5.07 of the Current Report, which are incorporated by reference into this Item 5.03.
The Articles Amendments were previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. The Articles Amendments became effective upon the filing of the Company’s revised Amended and Restated Articles of Incorporation, which incorporated the Articles Amendments (the “Revised Articles”), with the Secretary of State of the State of Missouri on January 29, 2026.
The foregoing description of the terms of the Articles Amendments does not purport to be complete and is qualified in its entirety by reference to the Revised Articles, a copy of which is filed as Exhibit 3.1 to the Current Report and a marked copy of which showing the amendments is filed as Exhibit 3.2 to the Current Report, both of which are incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held the 2026 Annual Meeting entirely virtually, conducted via a live audio-only webcast on Thursday, January 29, 2026. At the 2026 Annual Meeting, of the 51,603,620 shares outstanding and entitled to vote, 48,942,339 shares were represented, constituting a 94.84% quorum. The final results for each of the matters submitted to a vote of shareholders at the 2026 Annual Meeting are set forth below.

Proposal 1:    All of the nominees for director were elected to serve until the Company’s annual meeting of shareholders to be held in 2027 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For*
Dorothy M. Burwell	46,745,399	111,427	17,138	2,068,375	99.76%
Gregory L. Curl	45,835,269	1,022,022	16,673	2,068,375	97.82%
Thomas C. Erb	46,003,312	854,036	16,616	2,068,375	98.18%
David W. Kemper	46,539,934	316,856	17,174	2,068,375	99.32%
Jennifer Kuperman	46,083,787	761,588	28,589	2,068,375	98.37%
David P. Skarie	45,546,875	1,310,373	16,716	2,068,375	97.20%
Robert V. Vitale	46,328,755	528,786	16,423	2,068,375	98.87%

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For*
48,590,490	335,980	15,869	99.31%
Proposal 3:    The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For*
41,191,268	5,650,954	31,742	2,068,375	87.94%
* The “Percentage of Votes Cast For” columns are calculated based on the votes of shareholders entitled to vote on the applicable matter and represented at the 2026 Annual Meeting with respect to such matter, which excluded abstentions and broker non-votes.
Proposal 4(a):    The amendment to Article Five, Section B of the Company’s Prior Articles which provides that any director may be removed only for cause and only by the affirmative vote of at least two-thirds of the Board and a majority of the shares entitled to vote generally in the election of directors (rather than by the affirmative vote of at least two-thirds of the Board and two-thirds of all of the outstanding shares then entitled to vote generally in the election of directors), as described in the Proxy Statement, was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Outstanding Shares Approving the Amendment
46,793,502	67,396	13,066	2,068,375	90.68%
Proposal 4(b):    The amendment to Article Nine, Section A of the Company’s Prior Articles which provides that certain business combinations with interested shareholders may be approved, in addition to certain other requirements contained in the Company’s articles of incorporation and under applicable law, with the recommendation of the Board and, if a quorum is present, by the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on such matter of which an interested shareholder is not the beneficial owner (rather than with the recommendation of the Board and by affirmative vote of the holders of not less than 85% of all of the outstanding shares of the capital stock of the Company then entitled to vote and not owned by the relevant interested shareholder), as described in the Proxy Statement, was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Outstanding Shares Approving the Amendment
46,779,487	77,714	16,763	2,068,375	90.65%

Proposal 4(c):    The amendment to Article Nine, Section C of the Company’s Prior Articles which provides that an amendment to the provisions set forth in the Company’s articles of incorporation regarding the approval process for business combinations with interested shareholders may be changed upon the affirmative vote of a majority of the outstanding shares of capital stock of the Company entitled to vote at a meeting called for such purpose of which an interested shareholder is not the beneficial owner (rather than by the affirmative vote of the holders of not less than 85% of all of the outstanding shares of the capital stock of the Company then entitled to vote at a meeting called for such purpose of which an interested shareholder is not the beneficial owner), as described in the Proxy Statement, was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Outstanding Shares Approving the Amendment
46,779,466	79,860	14,638	2,068,375	90.65%
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Post Holdings, Inc.
3.2	Amended and Restated Articles of Incorporation of Post Holdings, Inc. (marked copy)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2026	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	Executive Vice President, General Counsel & Chief Administrative Officer, Secretary

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